UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2008

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b). Resignation of Chief Executive Officer and Director

William Osgood, Ph.D. resigned as ThermoGenesis’ Chief Executive Officer and resigned as a director of ThermoGenesis effective December 3, 2008. ThermoGenesis and Dr. Osgood reached a mutual agreement with respect to his resignation, and ThermoGenesis will initiate a search for a new Chief Executive Officer. As part of his separation, the Company agreed to pay severance to Dr. Osgood equal to his monthly salary for the remaining term of Dr. Osgood’s employment contract, reserving its rights in the event of any future dispute. There are no additional severance or other arrangements in connection with Dr. Osgood’s resignation. Dr. Osgood agreed to release any claims against the Company.

(c). Appointment of Interim Chief Executive Officer

Effective December 3, 2008, ThermoGenesis appointed Matthew T. Plavan, age 44, as interim Chief Executive Officer. Mr. Plavan joined ThermoGenesis in May of 2005 as Chief Financial Officer. On September 23, 2008, the Compensation Committee of ThermoGenesis promoted Mr. Plavan to Executive Vice President and Chief Financial Officer. Before joining ThermoGenesis, Mr. Plavan served from 2002 to 2005 as Chief Financial Officer of StrionAir, Inc., an air purification product development and marketing company. Prior to that, Mr. Plavan was the Chief Financial Officer for a wireless device management company, Reason Inc., from 2000 to 2002. During the preceding seven years, 1993 through 2000, Mr. Plavan served in a number of key financial and operating leadership roles within McKesson and McKesson-acquired companies. Prior to that, Mr. Plavan was an audit manager in the Audit and Risk Advisory Services group of Ernst & Young LLP. Mr. Plavan became a Certified Public Accountant in 1992. Mr. Plavan earned his bachelor’s degree in business economics from the University of California at Santa Barbara. Mr. Plavan will also continue to serve as Chief Financial Officer, and there are no changes to his current compensation as outlined in the Company’s proxy statement filed with the Securities and Exchange Commission.

There are no family relationships between Mr. Plavan and any director, officer, or affiliate of the Company. There are no, and have not been any, related party transactions between the Company and Mr. Plavan.

For more information, see the Press Release attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

99.1 Press release dated December 3, 2008, titled "ThermoGenesis Announces Management Transition: Provides Update on Operational Milestones"

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

December 4, 2008	By:	Matthew T. Plavan

Name: Matthew T. Plavan
Title: Interim CEO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 3, 2008, titled “ThermoGenesis Announces Management Transition: Provides Update on Operational Milestones”